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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-67880, No. 33-87196, and No. 33-94888 of The First Years Inc. (the "Company") on Form S-8 of our report dated March 5, 1998, appearing in this Annual Report on Form 10-K of The First Years Inc. for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 27, 1998

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